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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      August 20, 2003

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

          Georgia                     0-12456                    58-1098795
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(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)

    470 East Paces Ferry Road, N.E.
          Atlanta, Georgia                                         30305
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code      (404) 261-4381

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          (Former name or former address if changed since last report)

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Item 7(c).      Exhibit

Exhibit 99.1 Press Release of American Software, Inc., dated August 20, 2003, reporting American Software, Inc.'s financial results for the first quarter of fiscal year 2004.

Item 9. Regulation FD Disclosure

This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of American Software, Inc., dated August 20, 2003, reporting American Software, Inc.'s financial results for the first quarter of fiscal year 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      AMERICAN SOFTWARE, INC.
                                                           (Registrant)

               Date: August 20, 2003              By: /s/ Vincent C. Klinges
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                                                      Vincent C. Klinges
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.             Subject Matter

Exhibit 99.1 Press Release of American Software, Inc., dated August 20, 2003, reporting American Software, Inc.'s financial results for the first quarter of fiscal year 2004.


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